UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 15, 2025, Verano Holdings Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing the Company’s issuance of press release regarding its proposed redomicile from British Columbia, Canada to the U.S. state of Nevada. This Amendment to the Original 8-K is being filed solely to: (i) clarify that the Original 8-K is soliciting material being filed pursuant to Rule 14a-12 (“Rule 14a-12”) under the Securities Exchange Act of 1934, as amended, and (ii) include certain legal disclaimers pursuant to Rule 14a-12.

Item 8.01 Other Events.

On September 15, 2025, the Company issued a press release regarding its proposed redomicile from British Columbia, Canada to the U.S. state of Nevada. A copy of such press release is filed as Exhibit 99.1 to this report.

The information furnished under this item 8.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed continuance of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (“Continuance”), the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement, which was filed with the SEC on September 12, 2025, and a definitive proxy statement on Schedule 14A to be filed with the SEC. Following the filing of the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Continuance. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED CONTINUANCE THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONTINUANCE. Investors and stockholders will be able to obtain copies of the Proxy Statement (when available) and other documents filed by the Company with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on our website at https://investors.verano.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed Continuance. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the SEC on April 22, 2025. Stockholders may obtain additional information regarding the interests of such participants by reading the Proxy Statement and other relevant materials regarding the proposed Continuance to be filed with the SEC or incorporated by reference therein when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on September 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025	VERANO HOLDINGS CORP.

/s/ Laura Marie Kalesnik
Chief Legal Officer,
General Counsel and Secretary

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